HERITAGE SERIES TRUST

                                 March 22, 2000

                Supplement to Statement of Additional Information
                              Dated January 3, 2000


      The following paragraph replaces the first paragraph on page 7 under the "Foreign Securities" section of the Statement of Additional Information:

            Each Fund may invest in foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in
      investment  or  exchange   control   regulations,   expropriation  or
      confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.



      In addition, page 2 of Appendix A, the Fund Investment Table, to the Statement of Additional Information is modified to reflect that Small Cap may now invest up to 15% of its net assets in foreign securities.